MAA	May 3, 2012	Supplemental Data S-1

COMMUNITY STATISTICS

Dollars in thousands except Average Effective Rent

					Average
					Effective
	As of March 31, 2012				Rent for the
			Percent to		Three Months
		Gross	Total of	Physical	Ended
	Units	Real Assets	Gross Assets	Occupancy	Mar 31, 2012

Dallas, TX	5,220	$377,513	10.7%	95.9%	$835.12
Jacksonville, FL	3,950	$277,706	7.9%	96.7%	$819.12
Atlanta, GA	3,253	$256,534	7.3%	96.6%	$786.44
Houston, TX	2,909	$221,340	6.3%	96.4%	$866.73
Nashville, TN	2,779	$224,816	6.4%	96.7%	$836.57
Austin, TX	2,255	$164,474	4.6%	96.5%	$868.66
Tampa, FL	1,786	$127,729	3.6%	97.3%	$901.25
Raleigh/Durham, NC	1,549	$157,878	4.5%	96.8%	$879.60
Phoenix, AZ	1,024	$114,801	3.2%	95.5%	$758.71
South Florida	480	$54,710	1.5%	96.7%	$1,330.48
Richmond, VA	300	$41,115	1.2%	95.3%	$1,168.87
Orlando, FL	288	$15,377	0.4%	96.5%	$745.90
Charlotte, NC	196	$27,262	0.8%	95.9%	$1,099.77
Large Markets	25,989	$2,061,255	58.4%	96.5%	$851.39

Memphis, TN	3,305	$189,697	5.4%	96.7%	$765.20
Columbus, GA	1,509	$84,294	2.4%	94.4%	$746.43
Greenville, SC	1,396	$73,645	2.1%	96.4%	$648.51
Jackson, MS	1,241	$64,524	1.8%	96.2%	$760.08
Little Rock, AR	1,056	$75,289	2.1%	96.1%	$799.62
Lexington, KY	924	$63,268	1.8%	93.9%	$739.30
Savannah, GA	782	$71,369	2.0%	93.9%	$878.65
San Antonio, TX	740	$59,955	1.7%	96.2%	$891.00
All Other Secondary	11,595	$726,587	20.6%	96.2%	$754.09
Secondary Markets	22,548	$1,408,628	39.9%	96.0%	$759.34

Subtotal	48,537	$3,469,883	98.3%	96.2%	$808.63

Lease-up and Development	148	$61,672	1.7%	84.9%	$1,262.02

Total Multifamily Portfolio	48,685	$3,531,555	100.0%	96.2%	$810.01

MULTIFAMILY UNITS

	2012	2011
	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31

100% Owned Properties	46,424	46,872	46,365	45,928	44,689
Properties in Joint Ventures	2,261	2,261	2,261	2,261	2,261
Total Multifamily Portfolio	48,685	49,133	48,626	48,189	46,950

RETAIL UNITS

	2012	2011
	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
Gross Leasable Area in Square Feet	81,000	81,000	81,000	78,000	78,000

MAA	May 3, 2012	Supplemental Data S-2

DEVELOPMENT COMMUNITIES

Dollars in thousands

UNITS

	Total	As of March 31, 2012
	Development	Units	Units	Units
	Units	Completed	Occupied	Leased
Cool Springs	428	114	96	126
Ridge at Chenal Valley	312	34	30	50
1225 South Church Phase II	210	-	-	-
Cooper River Village	270	-	-	-
Total	1,220	148	126	176

TIMELINE

	Construction		Initial	Expected
	Start	Finish	Occupancy	Stabilization
Cool Springs	4Q10	4Q12	1Q12	4Q13
Ridge at Chenal Valley	2Q11	4Q12	1Q12	3Q13
1225 South Church Phase II	2Q11	4Q12	4Q12	4Q13
Cooper River Village	1Q12	4Q13	2Q13	4Q14

EXPENDITURES

	Current	Estimated	Current
	Estimated	Cost	Cost
	Cost	per Unit	to Date
Cool Springs	$55,300	$129	$41,940
Ridge at Chenal Valley	28,600	92	19,721
1225 South Church Phase II	26,700	127	13,218
Cooper River Village	33,100	123	6,388
Total	$143,700	$118	$81,267

MAA	May 3, 2012	Supplemental Data S-3

SAME STORE SUMMARY

Dollars in thousands

	Three Months Ended March 31,
			Percent
	2012	2011	Change
Revenues	$102,507	$98,128	4.5%
Expense	42,626	40,801	4.5%
NOI	$59,881	$57,327	4.5%

	Percent Change from Prior Year
	1Q12	2Q12	3Q12	4Q12	YTD
Revenues	4.5%				4.5%
Expense	4.5%				4.5%
NOI	4.5%				4.5%

	Percent Change from Prior Quarter
	1Q12	2Q12	3Q12	4Q12
Revenues	1.7%
Expense	1.4%
NOI	1.9%

NOI BRIDGE

Dollars in thousands

	Three Months Ended
	3/31/12	12/31/11	3/31/11
NOI
Large market same store	$32,098	$31,240	$30,276
Secondary market same store	27,783	27,499	27,051
Total same store	59,881	58,739	57,327
Non-same store	9,635	10,074	4,188
Total NOI	69,516	68,813	61,515
Held for sale NOI included above	4	(842)	(1,122)
Management fee income	269	266	223
Depreciation and amortization	(30,643)	(30,705)	(27,216)
Acquisition credit (expense)	634	(988)	(219)
Property management expenses	(5,454)	(5,458)	(5,144)
General and administrative expenses	(3,447)	(4,078)	(4,610)
Interest and other non-property income	108	117	235
Interest expense	(14,350)	(14,979)	(13,914)
Gain (loss) on debt extinguishment	20	(644)	-
Amortization of deferred financing costs	(771)	(756)	(715)
Net casualty (loss) gain and other settlement proceeds	(4)	73	(141)
Gain on sale of non-depreciable or non-real estate assets	-	921	(6)
Loss from real estate joint ventures	(31)	(63)	(245)
Discontinued operations	9,217	8,268	514
Net income attributable to noncontrolling interests	(1,178)	(1,187)	(311)
Net income attributable to MAA	$23,890	$18,758	$8,844

MAA	May 3, 2012	Supplemental Data S-4

SAME STORE DETAILS

Dollars in thousands except Average Effective Rent

CURRENT PERIOD ACTUALS As of March 31, 2012, unless otherwise noted

		Three Months Ended March 31, 2012
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Dallas, TX	3,791	$10,040	$4,311	$5,729	$814.39	95.8%	94.0%	55.5%
Jacksonville, FL	3,471	$8,382	$3,366	$5,016	$771.69	96.7%	94.2%	54.5%
Nashville, TN	2,479	$6,666	$2,519	$4,147	$823.59	96.6%	94.4%	50.7%
Houston, TX	2,281	$6,185	$2,902	$3,283	$839.52	96.4%	93.8%	59.6%
Atlanta, GA	2,109	$5,744	$2,312	$3,432	$830.38	96.3%	94.3%	51.5%
Austin, TX	1,776	$4,781	$2,266	$2,515	$821.51	96.2%	92.7%	52.9%
Tampa, FL	1,552	$4,505	$1,865	$2,640	$878.05	97.4%	95.9%	48.7%
Raleigh/Durham, NC	1,341	$3,556	$1,265	$2,291	$819.08	97.2%	94.7%	48.5%
Phoenix, AZ	1,024	$2,520	$1,113	$1,407	$758.71	95.5%	93.5%	61.0%
South Florida	480	$1,942	$727	$1,215	$1,330.48	96.7%	94.9%	48.5%
Orlando, FL	288	$686	$263	$423	$745.90	96.5%	94.8%	42.0%
Subtotal	20,592	$55,007	$22,909	$32,098	$826.74	96.4%	94.2%	53.5%

Secondary Markets
Memphis, TN	3,305	$7,892	$3,579	$4,313	$738.87	96.7%	94.4%	57.0%
Columbus, GA	1,509	$3,626	$1,461	$2,165	$746.43	94.4%	92.9%	73.4%
Greenville, SC	1,396	$2,951	$1,225	$1,726	$648.51	96.4%	93.1%	56.9%
Jackson, MS	1,241	$3,067	$1,137	$1,930	$760.08	96.2%	93.6%	60.1%
Lexington, KY	924	$2,133	$832	$1,301	$739.30	93.9%	91.7%	58.9%
Little Rock, AR	808	$1,838	$702	$1,136	$718.01	96.3%	95.0%	51.6%
Savannah, GA	526	$1,491	$563	$928	$876.13	95.1%	94.0%	55.3%
San Antonio, TX	400	$1,126	$455	$671	$898.60	96.8%	95.6%	71.5%
All Other Secondary	9,908	$23,376	$9,763	$13,613	$723.22	96.2%	94.3%	58.7%
Subtotal	20,017	$47,500	$19,717	$27,783	$732.68	96.0%	94.0%	59.4%

Total Same Store	40,609	$102,507	$42,626	$59,881	$780.38	96.2%	94.1%	56.4%

(1)	Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.

PERCENT CHANGE FROM THREE MONTHS ENDED DECEMBER 31, 2011 (PRIOR QUARTER) AND THREE MONTHS ENDED MARCH 31, 2011 (PRIOR YEAR)

									Average
	Revenue		Expense		NOI		Physical Occupancy		Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Dallas, TX	2.4%	7.3%	1.0%	2.1%	3.4%	11.6%	0.8%	-0.3%	1.5%	8.0%
Jacksonville, FL	0.8%	1.7%	4.1%	5.4%	-1.3%	-0.6%	0.7%	0.2%	0.5%	3.0%
Nashville, TN	1.9%	7.5%	-6.2%	1.8%	7.5%	11.3%	1.2%	2.0%	1.0%	5.8%
Houston, TX	1.9%	6.7%	5.0%	6.9%	-0.8%	6.5%	2.1%	2.0%	1.5%	6.0%
Atlanta, GA	1.6%	4.3%	-1.2%	5.7%	3.6%	3.4%	2.3%	-0.1%	0.5%	4.7%
Austin, TX	3.1%	7.5%	6.7%	8.1%	0.2%	7.0%	-0.1%	0.5%	1.0%	9.7%
Tampa, FL	1.8%	3.3%	1.5%	0.2%	2.0%	5.7%	1.2%	0.3%	0.5%	3.4%
Raleigh/Durham, NC	1.2%	5.6%	-2.7%	3.4%	3.5%	6.9%	2.3%	2.2%	-0.1%	5.2%
Phoenix, AZ	1.8%	3.4%	-3.0%	1.3%	6.0%	5.1%	2.7%	1.8%	0.6%	4.1%
South Florida	3.8%	1.4%	-4.1%	10.3%	9.2%	-3.3%	2.3%	-0.2%	0.6%	2.8%
Orlando, FL	5.9%	6.7%	0.8%	0.8%	9.3%	10.7%	-1.1%	0.0%	1.3%	4.3%
Subtotal	1.9%	5.2%	0.8%	4.2%	2.7%	6.0%	1.3%	0.7%	0.9%	5.5%

Secondary Markets
Memphis, TN	1.3%	3.6%	4.1%	6.3%	-1.0%	1.5%	1.8%	-0.2%	-0.8%	3.3%
Columbus, GA	0.2%	1.7%	0.8%	4.4%	-0.1%	0.0%	0.5%	-2.0%	-0.3%	4.7%
Greenville, SC	2.5%	6.6%	4.5%	5.9%	1.1%	7.1%	1.1%	1.8%	0.6%	6.1%
Jackson, MS	1.0%	5.7%	3.7%	14.2%	-0.6%	1.3%	1.0%	1.1%	0.3%	5.0%
Lexington, KY	-0.7%	2.4%	-0.6%	7.8%	-0.7%	-0.8%	-2.2%	-3.6%	0.8%	4.6%
Little Rock, AR	0.2%	2.7%	5.1%	8.7%	-2.7%	-0.6%	-0.1%	-0.1%	-0.1%	3.1%
Savannah, GA	2.5%	4.6%	10.2%	-0.5%	-1.7%	8.0%	-1.3%	-0.7%	0.7%	5.1%
San Antonio, TX	3.1%	10.7%	2.0%	3.6%	3.9%	16.1%	2.3%	1.8%	1.2%	6.9%
All Other Secondary	1.9%	3.0%	0.8%	3.2%	2.7%	2.9%	1.2%	0.1%	0.4%	3.2%
Subtotal	1.5%	3.6%	2.1%	4.8%	1.0%	2.7%	0.9%	-0.1%	0.2%	3.8%

Total Same Store	1.7%	4.5%	1.4%	4.5%	1.9%	4.5%	1.1%	0.3%	0.5%	4.7%

MAA	May 3, 2012	Supplemental Data S-5

OPERATING RESULTS

Dollars in thousands

	Three Months
	Ended
	March 31,	Trailing
	2012	4 Quarters
Net income attributable to MAA	$23,890	$63,867
Depreciation and amortization	30,643	117,940
Interest expense	14,350	58,854
(Gain) loss on debt extinguishment	(20)	735
Amortization of deferred financing costs	771	2,958
Net casualty loss and other settlement proceeds	4	482
Gain on sale of non-depreciable or non-real estate assets	-	(1,068)
Net casualty loss and other settlement
proceeds of discontinued operations	54	59
Depreciation of discontinued operations	135	1,524
Gain on sale of discontinued operations	(9,500)	(22,299)
EBITDA	$60,327	$223,052

	Three Months Ended
	March 31
	2012		2011
EBITDA/Debt Service	3.98	x	3.52	x
Fixed Charge Coverage (1)	4.20	x	3.69	x
Total Debt/Total Gross Assets	43.8%		46.4%
Total Net Debt (2)/Total Gross Assets	42.6%		44.9%
Total Net Debt (2)/EBITDA	6.72	x	7.23	x
Unencumbered Assets/Total Gross Assets	35.9%		14.8%

(1)	Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.
(2)	Total Net Debt equals Total Debt less Cash and Cash Equivalents.

DEBT AS OF MARCH 31, 2012

Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES

		Average Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Secured Debt
Conventional - Fixed Rate or Swapped	$886,111	4.4	5.1%
Tax-free - Fixed Rate or Swapped	17,800	0.5	4.4%
Conventional - Variable Rate - Capped (1) (2)	213,136	3.8	1.0%
Tax-free - Variable Rate - Capped (1)	72,715	1.9	1.0%
Total Secured Fixed or Hedged Rate Debt	1,189,762	4.1	4.1%
Conventional - Variable Rate	163,294	0.2	0.7%
Total Secured Debt	1,353,056	3.6	3.7%
Unsecured Debt
Fixed Rate or Swapped (3)	185,000	7.5	4.3%
Variable Rate	2,000	-	2.7%
Total Unsecured Debt	187,000	7.4	4.3%
Total Debt	$1,540,056	4.1	3.8%

Total Fixed or Hedged Debt	$1,374,762	4.6	4.1%

(1)	The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps and 5.4% of SIFMA for tax-free caps.
(2)	Includes a $15.2 million mortgage with an imbedded cap at a 7% all-in interest rate.
(3)	$50 million of balance is fixed at 2.7% by interest rate swaps that do not go into effect until June 1, 2012.

The unswapped rate was used for first quarter.

MAA	May 3, 2012	Supplemental Data S-6

DEBT AS OF MARCH 31, 2012 continued

Dollars in thousands

SUMMARY OF OUTSTANDING BALANCES

		Amount
		Collateralized		Average Years
	Line	and/or	Amount	to Contract
	Limit	Available	Borrowed	Maturity
Fannie Mae Credit Facilities	$964,429	$884,429	$787,498	5.4
Freddie Mac Credit Facilities	200,000	198,247	198,247	2.3
Other Secured Borrowings	367,311	367,311	367,311	8.1
Unsecured Credit Facility	250,000	248,827	2,000	3.6
Other Unsecured Debt	285,000	185,000	185,000	7.5
Total Debt	$2,066,740	$1,883,814	$1,540,056	6.0

TOTAL BORROWING CAPACITY CONTRACT MATURITIES

	Credit Facility Line Limits
	Secured		Unsecured	Other	Other
Maturity	Fannie Mae	Freddie Mac	KeyBank	Secured	Unsecured	Total
2012	$80,000	$-	$-	$-	$-	$80,000
2013	203,193	-	-	-	-	203,193
2014	229,721	200,000	-	16,853	-	446,574
2015	120,000	-	250,000	51,340	-	421,340
2016	80,000	-	-	-	-	80,000
2017	80,000	-	-	28,782	150,000	258,782
Thereafter	171,515	-	-	270,336	135,000	576,851
Total	$964,429	$200,000	$250,000	$367,311	$285,000	$2,066,740

TOTAL AMOUNT OUTSTANDING CONTRACT MATURITIES

	Credit Facility Amount Borrowed
	Secured		Unsecured	Other	Other
Maturity	Fannie Mae	Freddie Mac	KeyBank	Secured	Unsecured	Total
2012	$-	$-	$-	$-	$-	$-
2013	106,262	-	-	-	-	106,262
2014	229,721	198,247	-	16,853	-	444,821
2015	120,000	-	2,000	51,340	-	173,340
2016	80,000	-	-	-	-	80,000
2017	80,000	-	-	28,782	50,000	158,782
Thereafter	171,515	-	-	270,336	135,000	576,851
Total	$787,498	$198,247	$2,000	$367,311	$185,000	$1,540,056

SWAPS AND FIXED RATE MATURITIES

	Swap Balances				Total
		SIFMA	Fannie Mae	Fixed Rate		Contract
	LIBOR (1)	(formerly BMA)	Facility	Balances	Balance	Rate
2012	$75,000	$17,800	$-	$-	$92,800	5.0%
2013	190,000	-	-	-	190,000	5.2%
2014	144,000	-	-	16,853	160,853	5.7%
2015	75,000	-	-	36,140	111,140	5.6%
2016	-	-	-	-	-	-
2017	50,000	-	50,000	28,782	128,782	3.8%
Thereafter	-	-	-	405,336	405,336	5.0%
Total	$534,000	$17,800	$50,000	$487,111	$1,088,911	5.1%

(1)	$50 million of the 2017 balance represents interest rate swaps that do not go into effect until June 1, 2012.